Q1 Investor Presentation May 2025

Celanese Corporation Disclosures Forward-Looking Statements This presentation may contain "forward-looking statements," which include information concerning Celanese Corporation’s (the “Company”) plans objectives, goals, strategies, future revenues, cash flow, financial performance, synergies, capital expenditures, deleveraging efforts, planned cost reductions, dividend policy, financing needs and other information that is not historical information. All forward-looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct. There are a number of risks and uncertainties that could cause actual results to differ materially from the results expressed or implied in the forward-looking statements contained in this release. These risks and uncertainties include, among other things: the ability to successfully achieve planned cost reductions; changes in general economic, business, political and regulatory conditions in the countries or regions in which we operate; the length and depth of product and industry business cycles, particularly in the automotive, electrical, textiles, electronics and construction industries; volatility or changes in the price and availability of raw materials and energy, particularly changes in the demand for, supply of, and market prices of ethylene, methanol, natural gas, carbon monoxide, wood pulp, hexamethylene diamine, Polyamide 66 ("PA66"), polybutylene terephthalate, ethanol, natural gas and fuel oil, and the prices for electricity and other energy sources; the ability to pass increases in raw materials prices, logistics costs and other costs on to customers or otherwise improve margins through price increases; the possibility that we will not be able to realize the anticipated benefits of the Mobility & Materials business (the "M&M Business") we acquired from DuPont de Nemours, Inc. (the "M&M Acquisition"), including synergies and growth opportunities, whether as a result of difficulties arising from the operation of the M&M Business or other unanticipated delays, costs, inefficiencies or liabilities; additional impairments of goodwill or intangible assets; increased commercial, legal or regulatory complexity of entering into, or expanding our exposure to, certain end markets and geographies; risks in the global economy and equity and credit markets and their potential impact on our ability to pay down debt in the future and/or refinance at suitable rates, in a timely manner, or at all; risks and costs associated with increased leverage from the M&M Acquisition, including increased interest expense and potential reduction of business and strategic flexibility; the ability to maintain plant utilization rates and to implement planned capacity additions, expansions and maintenance; the ability to reduce or maintain current levels of production costs and to improve productivity by implementing technological improvements to existing plants; increased price competition and the introduction of competing products by other companies; the ability to identify desirable potential acquisition or divestiture opportunities and to complete such transactions, including obtaining regulatory approvals, consistent with the Company's strategy; market acceptance of our products and technology; compliance and other costs and potential disruption or interruption of production or operations due to accidents, interruptions in sources of raw materials, transportation, logistics or supply chain disruptions, cybersecurity incidents, terrorism or political unrest, public health crises, or other unforeseen events or delays in construction or operation of facilities, including as a result of geopolitical conditions, the direct or indirect consequences of acts of war or conflict (such as the Russia-Ukraine conflict or conflicts in the Middle East) or terrorist incidents or as a result of weather, natural disasters, or other crises; the ability to obtain governmental approvals and to construct facilities on terms and schedules acceptable to the Company; changes in applicable tariffs, duties and trade agreements, tax rates or legislation throughout the world including, but not limited to, anti-dumping and countervailing duties, adjustments, changes in estimates or interpretations or the resolution of tax examinations or audits that may impact recorded or future tax impacts and potential regulatory and legislative tax developments in the United States and other jurisdictions; changes in the degree of intellectual property and other legal protection afforded to our products or technologies, or the theft of such intellectual property; potential liability for remedial actions and increased costs under existing or future environmental, health and safety regulations, including those relating to climate change or other sustainability matters; potential liability resulting from pending or future claims or litigation, including investigations or enforcement actions, or from changes in the laws, regulations or policies of governments or other governmental activities, in the countries in which we operate; our level of indebtedness, which could diminish our ability to raise additional capital to fund operations or limit our ability to react to changes in the economy or the chemicals industry, and the success of our deleveraging efforts, as well as any changes to our credit ratings; changes in currency exchange rates and interest rates; tax rates and changes thereto; and various other factors discussed from time to time in the Company's filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. Results Unaudited The results in this document, together with the adjustments made to present the results on a comparable basis, have not been audited and are based on internal financial data furnished to management. Historical results should not be taken as an indication of the results of operations to be reported for any future period. Pro forma financial information herein is preliminary and subject to change. Presentation This document presents the Company’s two business segments, Engineered Materials and Acetyl Chain. Non-GAAP Financial Measures This presentation, and statements made in connection with this presentation, may refer to non-GAAP financial measures. For more information on the non-GAAP financial measures used by the Company, including the most directly comparable GAAP financial measure for each non-GAAP financial measures used, including definitions and reconciliations of the differences between such non-GAAP financial measures and the comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, investors.celanese.com, under Financial Information/Non-GAAP Financial Measures. 2

Discussion Topics 3 Company Overview 2025 Actions Celanese Value Drivers

Celanese Company Snapshot



~$10.3B
2024 Net Sales

~$ 2.4B[2]
2024 Operating EBITDA

~11,800[1]
Global Employees

Dallas
Global Headquarters

. . . A global chemical and specialty materials company that develops and manufactures a broad set of products essential to everyday living

[1] Approximate global headcount as of 3/31/2025

[2] Represents a non-GAAP measure. For information on historical non-GAAP financial measures used by the Company, including definitions and reconciliations to comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, investors.celanese.com, under Financial Information/Non-GAAP Financial Measures.

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$4.07 $4.50 $5.67 $6.02 $6.61 $7.51 $11.00 $9.53 $7.64 $18.12 $15.88 $8.92 $8.37 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 1.3 1.4 1.6 1.5 1.6 1.7 2.2 1.8 1.5 2.8 2.6 2.4 2.4 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Committed to taking bold action to reestablish industry leadership and growth track record Operating EBITDA ($B) Adjusted EPS 5* Represents a non-GAAP measure. For information on historical non-GAAP financial measures used by the Company, including definitions and reconciliations to comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, investors.celanese.com, under Financial Information/Non-GAAP Financial Measures. * * + 7% CAGR + 13% CAGR We are committed to: → Reestablishing consistent earnings growth → Driving performance improvement and enhanced productivity → Returning Celanese to the upper tier of shareholder value creation

Q1 2025 Results and Q2 Outlook Q1 2025 Results 6 Q1 adjusted EPS* $0.57 vs. guidance of $0.25 – $0.50 Q1 Free Cash Flow* of ($73M) vs. guidance of ($300M) Q1 2025 Highlights * Represents a non-GAAP measure. For information on historical non-GAAP financial measures used by the Company, including definitions and reconciliations to comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, investors.celanese.com, under Financial Information/Non-GAAP Financial Measures. Better than expected mix vs. guide due to slightly better demand in Western Hemisphere EM Signature wins in several High Impact Program opportunities in EM Improved working capital performance vs. guide Q2 2025 Outlook Q2 adjusted EPS* guidance $1.30 - $1.50 per share Q2 2025 Drivers Stronger Q2 earnings expected to be driven by → Cost savings measures → Operational improvements → JV dividend timing → Modest volume improvement, especially as automotive sector destocking normalizes

Advancing strategic priorities to realize Celanese’s potential in the near-term with a focus on self-help actions 7 INCREASE CASH FLOW to deleverage the balance sheet DRIVE TOP-LINE GROWTH through supercharging the pipeline & industry opportunities INTENSIFY COST IMPROVEMENTS by maximizing productivity everyday

2025 initiatives are building on actions that have been taken

Previous Actions

INCREASE CASH FLOW

Reduced CapEx Spend



$568M
$435M
$300-$350M
2023
2024
2025

Total Debt Retired



>$2B
$14.7B
$13.7B
$12.6B
2022
2023
2024

INTENSIFY COST IMPROVEMENT

Implemented Workforce Reductions



11%
13,263
12,410
12,163
11,792
12/31/2022
12/31/2023
12/31/2024
03/31/2025

Engineered Materials Manufacturing Footprint



19%
42 plants
34 plants
Nov 2022
Feb 2025

DRIVE TOP LINE GROWTH

Engineered Materials - Projects Won in High Growth Segments

Percent increase 2024 vs 2023



31%
75%
21%
Electric Vehicles
Future Connectivity
Medical

Acetyl Chain – Unparalleled Optionality Drives Growth



CE Product
End Uses
VAM
VAE
RDP

Actions Underway

Completed refinancing of certain debt maturities

Actively pursue divestiture opportunities to advance deleveraging

Reduce inventory in Engineered Materials (EM) by over $100M

$80 million in 2025 SG&A cost reductions actioned

Deliver additional $40 million of cost improvement in 2025

- ✓ **EM cost reductions ~$20M**
- ✓ **AC cost reductions ~$20M**

Utilize global capabilities to win in growing sectors and geographies

Focus on demanding, high margin projects

Fully utilize optionality across the Acetyl Chain

* For more details on these previously communicated actions, see the presentation released with Q4 earnings on February 19 entitled "Q4 CE Key 2025 Actions" on the CE website

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Our Commitment to Deleveraging 9 “One of the greatest value drivers for Celanese shareholders at this time comes from aggressively and prudently deleveraging our balance sheet” Scott Richardson CEO and President Actively pursuing additional divestiture opportunities to advance deleveraging – targeting ~$1B in next 2.5 years Reduced the common stock dividend by approximately 95% Reduced capital expenditures while maintaining ability to scale Repositioned excess cash balances to retire debt Executed aggressive cost reduction actions to support EBITDA growth

Key actions expected to deliver higher YoY Free Cash Flow*

FY 2025 Estimated Free Cash Flow* ($M)



~40% - ~60 %
$ 800M
$ 700M
Assuming minimal further demand impact from tariffs
$498
$700 to $800
2024
2025F

Celanese is targeting Free Cash Flow* of $700M to $800M in 2025

FY2025 vs FY2024 Free Cash Flow* Generation

- → Working Capital improvements of + $230M to $280M
- → Capital expenditures reduced by $85M to $135M
- → Cash Taxes lower by $150M to $180M
- → Key actions improve earnings and free cash flow

Aggressively Working Actions to Maximize Free Cash Flow* for Deleveraging

* Represents a non-GAAP measure. For information on historical non-GAAP financial measures used by the Company, including definitions and reconciliations to comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, investors.celanese.com, under Financial Information/Non-GAAP Financial Measures.

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8% 7% 14% 2023 2024 2025 CE Peers $950 $1,263 $1,263 $1,320 $498 2020 2021 2022 2023 2024 2025F $700 to $800 Demonstrated strength in Free Cash Flow generation Free Cash Flow1 2020A – 2025F ($M) 11 Free Cash Flow Yield2 Comparison Free Cash Flow1 yield highlights the strength of our operating models and attractive current valuation History of strong free cash flow generation … … and attractive free cash flow yield Estimate for CE Only 2 Factset data; 2023 based on FY2023 FCF and Market Cap as of 12/31/2023; 2024 based on FY2024 FCF and market cap as of 12/31/2024. CE 2025 assumes $700M FCF and market cap as of 05/02/2025 1 Represents a non-GAAP measure. For information on historical non-GAAP financial measures used by the Company, including definitions and reconciliations to comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, investors.celanese.com, under Financial Information/Non-GAAP Financial Measures. 2025F

The refinancing transaction completed in March 2025 improved the maturity profile

$2,860 M Refinancing Transactions

- $2,610 M bond issuance
- $250 M net draw on 364-day delayed draw term loan

$400 M Cross Currency Swap

- $400 M JPY / USD swap

Transaction Impact

3.8 → 4.8 years
AVG. DEBT MATURITY[1]

$2.8 → $1.1 billion
2025 & 2026 DEBT MATURITIES[2]

5.13 → 5.04 %
TOTAL BLENDED BORROWING RATE[1]

0 → 23 %
PERCENTAGE of NOTES WITH CALL FEATURE[1]

Refinancing Principles

- Maintain flexibility via prepayable debt
- Continually optimize blended borrowing cost across all debt
- Maintain ample liquidity
  Excess cash +
  $1.75 B revolver (currently undrawn)
- Opportunistic and prudent refinancing

[1] Calculations based on (1) initial debt balances as of December 31, 2024, (2) absent the refinancing transactions, assumed refinancing of 2025 debt maturities utilizing the $1.0 billion 364-day delayed draw term loan and revolving credit facility, (3) inclusion of annualized coupon step-ups based on current credit ratings, (4) inclusion of the impact of all cross currency swaps, (5) 4.3% SOFR, and (6) EUR/USD exchange rate of 1.0389 on December 31, 2024.
[2] As of December 31, 2024.

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Maturities are aligned with cash flow generation capabilities Debt Maturity Profile: Pre-Refinancing and Post-Refinancing 13 Addressing near term maturities creates future flexibility and improves EPS 2025 2026 2027 2028 2029 2030 2031 2032 2033 Pre1 Post Targeting to address maturities through 2027 with free cash flow and divestiture proceeds Every $1 billion debt paydown from free cash flow is worth ~$0.50 of EPS Cash Generation Drivers → Self-help actions increase earnings and free cash flow → Working capital reduction enhances free cash flow → Expected divestiture proceeds over the next 2.5 years to drive deleveraging 1 As of December 31, 2024.

$80 million in SG&A cost reductions actioned in January and expected to be realized in 2025 $40 million of additional cost savings opportunities identified during Q1 with targeted realization in 2025 Focus areas for EM include SG&A, distribution and logistics optimization, and reductions in discretionary spend – target of ~$20 million Focus areas for AC include manufacturing and distribution productivity – target of ~$20 million On-going assessment of additional opportunities 13,263 12,410 12,163 11,792 12/31/2022 12/31/2023 12/31/2024 3/31/2025 2025 Priorities Cost reduction actions expected to deliver ~$120M savings in 2025 Implemented and Planned Workforce Reductions 2025 Key Actions 14 11% SG&A as % of sales in EM reduced ~85 bps YoY $80 $20 $20 SG&A productivity previously announced Earnings Improvement Actions for 2025 ($M) ~$120M earnings improvement through cost reductions EM complexity reduction AC cost reduction

Driving dedicated actions to address nylon 6,6 margin compression

EM Adjusted Gross Profit* 2024 v 2021

Between 2021 and 2024 EM adjusted gross profit* fell by approximately $350M

Adjusted gross profit* decline in nylon 6,6 accounted for nearly three quarters of that total



~$350 M
Decline
2021 EM Adjusted Gross Profit*
2024 EM Adjusted Gross Profit*
26%
74%
Nylon 6,6
Rest of EM

Focused actions to position nylon for success through cycles of supply / demand imbalances

Nylon Earnings Expansion Drivers

- → Manufacturing and raw materials productivity programs
- → Pipeline dedicated to differentiated grades for High Impact Programs
- → Value pricing actions where possible
- → Right-sizing SG&A

*Adjusted Gross Profit of the Company for the year ended December 31, 2021 (a) is calculated using actual results plus the results of the historical Mobility and Materials business as reclassified for the year ended December 31, 2021 (the "Mobility & Materials Pro Forma Financials") as filed by the Company on its current report on form 8-K/A on November 21, 2022; and (b) adjusts from the Mobility and Materials Pro Forma Financials only the Acquisition Accounting Adjustments thereon and includes no other adjustments, because the Company did not own the Mobility and Materials business during the year ended December 31, 2021 and therefore cannot determine the amount of any adjustments that could have been eligible under the Company's adjustment criteria and process, and it is possible such amount, if any, could cause the amount of the Adjusted Gross Profit of the Company for the year ended December 31, 2021 to differ materially from what is presented.

15

Quality Programs EM growth is amplified by High Impact Programs Focus on High Impact Programs (HIP): high performance, demanding projects that drive higher margin Align resources with priorities and leverage pipeline capabilities to accelerate speed to commercialization Achieve growth potential through HIP programs in areas like Electric Vehicles, Electrical & Electrical, Medical, Technical Fibers, and Sports & Leisure Accelerate opportunities in automotive consistent with regional dynamics and fleet mix shift 2025 Key Actions 16 Examples of High Impact Programs Auto Suspension Systems Injector Pen Performance Apparel BASE PROGRAMS HIGH IMPACT PROGRAMS Average Value per Project - 2025 +20 % High Impact Programs have higher value than base business programs

Manufacturing network flexibility with localized production support tariff mitigation options

Vast Majority of Sales, Production, and Purchasing In Region

	U.S. **2024 Sales: ~$2.7B**	**China** **2024 Sales: ~$2.0B**
Finished Goods	• ~92 % of U.S. sales* produced in North America • < 1% of US sales are sourced from China • CAN and MX production insulated via USMCA exemption	• ~91 % of China sales* produced in China or other non-US countries and >95% after mitigation
Tariff Assumptions	• 145% on US Imports from China • 10% on US imports from ROW	• 125% on China imports from U.S.

Multiple Mitigation Options

Operations

- → Flexing unique product and global footprint to mitigate risk
- → Alternative sourcing available and qualified for most raw materials
- → Leveraging extensive toller / 3rd party relationships
- → Switching to non-US supply sources in China and non-China sources in US

Commercial

- → Pre-positioned inventory provides coverage through Q2
- → Potential for additional sales volume in regions where CE has tariff advantage
- → Selective pricing pass through

Expected mitigated direct tariff impact of ~$15M per quarter in 2H25
Secondary demand impacts uncertain

* Based on projected 2025 sales

17

Why Celanese? Compelling Drivers of Value Creation 18 ATTRACTIVE END MARKETS regional presence with diverse end- markets and customers LONG-TERM GROWTH driven by innovation and aligned with megatrends LEADING MARKET POSITION with structurally unique business models

Acetyl Chain: highly diverse mix across product, end-market, and geographies

Acetyls chemistry supports everyday life

Food & Agriculture

- Food additives
- Thickening agents
- Crop protection
- Dust control



Building & Construction

- Paints & coatings
- Cement additives
- Waterproofing
- External insulation



Medical & Pharmaceutical

- Medicine production
- Disinfection & sterilization
- Cosmetics Hygiene



Automotive & Industrials

- Safety glass
- Inks & solvents
- Solar PV[1] cells
- Glassfiber



Packaging & Paper

- Adhesives
- Coatings
- Food packaging
- Surface protection



Enables business resiliency across market cycles

Note: [1] Photovoltaic

19

Competitor 1 Competitor 2 Competitor 3 Competitor 4 Competitor 5 Competitor 6 CO2 Methanol Acetic Acid Acetate Tow VAM Emulsions Powders 3 Global Acetyls leader with an integrated value chain 20 Peer data from public company filings; 1 EMEA – Europe, Middle East and Africa; 2 Captive only Significant Advantages with Chain Optionality → Leverage integrated product chain to pivot to available demand globally → Flex manufacturing network to optimize cost profile → Minimize costs by leveraging feedstock and raw material optionality Leverage unique integrated global product chain and advantaged cost position to predict and adapt to global dynamics and trends Carbon Monoxide Acetic Acid VAM Emulsions Powders Methanol Anhydride & Esters 1 2 4 5 6 1 Flexible Entry into Market Americas EMEA1 Asia Acetate Tow* 1 1 2 3 4 5 6 Integrated Product Chain Geographic footprint * CE is basic in flake (Tow precursor) in U.S. and China

EM offers an industry leading portfolio of polymer solutions


Broad Polymer Portfolio
25-30 Universe of Engineered Polymers
~19 Celanese Engineered Materials
Peer 1
Peer 2
Peer 3
~50%
of CE BREADTH
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
~25%
of CE BREADTH

Category	Polymer	Brands
High Performance Polymers	LCP	Vectra® | Zenite®
	PPS	Fortron®
	PPA	Frianyl® XT | Celanyl® XT | Zytel®
	PCT	Thermx®
	LCPA	Zytel®
Engineering Polymers	PA 66	Frianyl® | Celanyl® | Zytel®
	PA 6	Frianyl® | Celanyl® | Zytel®
	PET	Impet® | Rynite® | Mylar® | Melinex®
	PBT	Celanex® | Vandar® | Crastin®
	POM	Hostaform® | Celcon® | Amcel®
	LFRT	Celstran®
	UHMWPE	GUR®
	PP	Polifor® | Talcoprene® | Tecnoprene®
	EVA	Ateva® | VitalDose®
Elastomers	AEM	Vamac®
	TPC	Hytrel®
	TPV	Santoprene®
	SBC	Laprene® | Sofprene®
Bio polymers	CA	Clarifoil®

Preeminent engineered materials business, agnostic solution provider; long-term profitable growth

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Engineered Materials well positioned for growth 22 Dedicated Program Teams Forward Looking Objectives Aligned Technology & Product Roadmaps Voice-of-Customer Driven Approach High Impact Programs and technology innovation are aligned with megatrends • Battery and Thermal • E-motors and Power Electronics • Lightweighting , NVH & safety • Medical devices and equipment • Drug Delivery • Implants • Connectivity • Power Generation & Storage • Electrical Distribution • Athletic footwear • NEOLAST fibers for apparel Automotive Medical Electrification Footwear & Apparel

Dallas, TX, USA (HQ) Shanghai, China (HQ) Meyrin, Switzerland (HQ) Highly diversified end-markets supported by extensive global reach 23 Ability to support global onshoring trends Proximity to customers supported by localized production Diversified supplier base with localized supply chains for key raw materials Other Construction By end market Automotive Filtration Paints & Coatings AdhesivesConsumer Electrical & Electronics Industrial Distribution and other Paper & Packaging Medical 36% 32% 32% EMEA Asia Americas By geography Business Mix by Net Sales (2024) Manufacturing Footprint Manufacturing Commercial center Joint Ventures Lab Regional HQ Headquarter Dedicated Program Teams Forward Looking Objectives Aligned Technology & Product Roadmaps Voice-of-Customer Driven Approach 107 countries with sales1 ~11,800 empl yees globally2 76 manufacturing sites3 Balanced regional presence & localized regional production 1 .Countries with net sales in 2024 2 As of March 31, 2025 3 Includes 20 strategic affiliate production facilities

Current undervaluation provides opportunity for long-term growth 24 Attractive valuation with upside potential for stock Forward Looking P/E Multiple – Select Chemical Industry Companies CE Actively implementing strategies to improve performance and restore shareholder value Source: FactSet May 02, 2025 8.9x 33.0x 29.6x 21.8x 20.5x 19.0x 13.9x 13.3x 13.2x 12.7x 12.3x 11.2x 10.5x 10.1x 7.0x 18.5x 16.0x 15.5x 12.8x Avg. 15.8x Select PeersCelanese

Celanese Offers a Compelling Investment Opportunity Our mission is to position Celanese as a top quartile company for total shareholder return by delivering earnings growth in any environment 25 New leadership driving change Actions underway to deliver near-term earnings improvement Strong earnings leverage as demand recovers Laser focused on deleveraging History of innovation as customer solutions provider Attractive valuation with upside potential for stock